UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

MEDIFIRST SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55465	27-3888260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Route 9 South, Suite 1000, Freehold, NJ	07728
(State or other jurisdiction of incorporation)	(Zip Code)

Registrant’s telephone number, including area code: (732) 786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer and a Director

On July 22, 2021, Thomas Griffin submitted his resignation from his positions as Chief Executive Officer and as a member of the Board of Directors (the “Board”) of Medifirst Solutions, Inc. (the “Company”), effective immediately (the “CEO Resignation”). Mr. Griffin did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of Mr. Griffin’s letter of resignation is attached hereto as Exhibits 17.1 to this Current Report on Form 8-K.

Appointment of Chief Executive Officer

On July 23, 2021, in connection with the CEO Resignation, the Board appointed Mr. Jonathan Cross as Interim Chief Executive Officer and the sole member of the Board, effective immediately (the “CEO Appointment”).

Mr. Cross’ compensation will be determined at a later time.

Mr. Cross is a Managing Director at Shefford Capital Partners, LLC, a New York based Private Equity firm, and is a seasoned investor with over 33 years of experience in principal investing, domestic and cross boarder M&A and corporate restructuring.

There is no arrangement or understanding between Mr. Cross and any other persons pursuant to which Mr. Cross was selected as an officer and director. There are no family relationships between Mr. Cross and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Cross had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

The above description of the Letter of Resignation does not purport to be complete and is qualified in its entirety by the full text of such document, filed herewith as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

17.1	Letter of Resignation from

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Date: July 26, 2021	/s/ Thomas Griffin
Name: Thomas Griffin
Title: Chief Executive Officer

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